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                       MASTER LEASE AND OPEN END MORTGAGES

                      THIS DOCUMENT SECURES FUTURE ADVANCES

                            Dated as of July 18, 1997


                                     between


                         ELECTRONICS FOR IMAGING, INC.,
                           as the Lessee or Mortgagor

                                       and

                           FBTC LEASING CORP., as the
                              Lessor or Mortgagee.


                          ----------------------------

               Lease Financing of Corporate Headquarters Building
                     Located in San Mateo County, California


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This Master  Lease and Open End  Mortgages  is subject to a lien in favor of the
Agent, on behalf of the Lenders, under the Loan Agreement. This Master Lease and Open End Mortgage has been executed in several counterparts. To the extent, if any, that this Master Lease and Open End Mortgages constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Master Lease and Open End Mortgages may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by The Fuji Bank, Limited, San Francisco Agency, as Agent, on or following the signature page hereof.

This counterpart is [not] the original counterpart.

                                  Master Lease

                      THIS DOCUMENT SECURES FUTURE ADVANCES


         THIS MASTER LEASE AND OPEN END MORTGAGES (this "Master Lease"), dated as of July 18, 1997, between FBTC LEASING CORP., a New York corporation, having its principal office at Two World Trade Center, New York, New York 10048, as the Lessor and as Mortgagee for the benefit of the Lenders (as defined below) and the Lessor, and ELECTRONICS FOR IMAGING, INC., a Delaware corporation, having a principal office at 2855 Campus Drive, San Mateo, California 94403, as Lessee and as Mortgagor.

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), among the Lessee, as Lessee and Construction Agent, the Lessor, the various financial institutions (the "Tranche A Lenders" or the "Lenders") as are or may from time to time become Tranche A Lenders under the Loan Agreement (as defined below), and The Fuji Bank, Limited, San Francisco Agency, as Agent for the Lenders, the Lenders and the Lessor have agreed to finance the Site Development Work and Construction of the Improvements on the Land;

         WHEREAS, the Lessor and the Lessee intend to enter into the Ground Lease between the Lessee, as ground lessor, and the Lessor, as ground lessee, pursuant to which the land in San Mateo County, California, as more particularly described on Schedule I hereto (together with all Appurtenant Rights attached thereto, the "Land") will be leased to the Lessor;.

         WHEREAS,  the Lessee,  as  Construction  Agent,  will  perform the Site
Development Work and construct certain Improvements on the Land which as constructed will be the property of the Lessor and will become part of the Property; and

         WHEREAS,  the  Property  will be  subject  to the terms of this  Master
Lease;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Definitions; Interpretation. Capitalized terms used but not otherwise defined in this Master Lease have the respective meanings specified in Appendix A to this Master Lease; and the rules of interpretation set forth in Appendix A to this Master Lease shall apply to this Master Lease.

                                  Master Lease

                                   ARTICLE II
                                  MASTER LEASE

         SECTION  2.1.  Acceptance  and  Lease  of  Property.   Subject  to  the
conditions set forth in the Participation Agreement, including without limitation the satisfaction or waiver of the conditions set forth in Article VI thereof, the Lessor hereby agrees to accept delivery on the Acquisition Date of the Property pursuant to the terms of the Participation Agreement and simultaneously to demise and lease to the Lessee hereunder for the Term (as defined in Section 2.3), the Lessor's interest in the Land, together with any Improvements which thereafter may be constructed on or at the Land pursuant to the Construction Agency Agreement or this Master Lease, and the Lessee hereby agrees, to lease from the Lessor for the Term, the Lessor's interest in the Land (including all Improvements which may be constructed on or at the Land pursuant to the Construction Agency Agreement and this Master Lease).

         SECTION 2.2. Acceptance Procedure. The Lessee hereby agrees that the execution and delivery by the Lessee on the Acquisition Date of an appropriately completed Lease Supplement in the form of Exhibit A hereto covering the Lessor's interest in the Land, all Improvements on the Land and all other Improvements which thereafter may be constructed thereon pursuant to the Construction Agency Agreement and this Master Lease, shall, without further act, constitute the irrevocable acceptance by the Lessee of all of the Property for all purposes of this Master Lease and the other Operative Documents on the terms set forth therein and herein, and that the Property, together with any Improvements constructed on the Land pursuant to the Construction Agency Agreement and this Master Lease, shall be deemed to be included in the leasehold estate of this Master Lease and shall be subject to the terms and conditions of this Master Lease as of the Acquisition Date.

         SECTION 2.3. Lease Term. The term of this Master Lease (the "Term") shall consist of an Interim Lease Term (the "Interim Lease Term") and a Base Lease Term (a "Base Lease Term"). The Interim Lease Term of this Master Lease shall commence on (and include) the Acquisition Date and end on (but exclude) the Commitment Termination Date. The Base Lease Term shall commence on (and include) the last day of the Interim Lease Term and end on (but exclude) the Expiration Date, as such Expiration Date may be extended from time to time in accordance with Article XIX.

         SECTION 2.4. Title. The Property is leased to the Lessee without any representation or warranty, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title on the Acquisition Date with respect thereto (including, without limitation, all Liens other than Lessor Liens) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to the Property other than resulting from Lessor Liens or a breach by the Lessor of its obligations under Article IV or Article XXI. Upon termination of this Master Lease, the Lessee shall have no continuing obligations to the Lessor under this Master Lease except as expressly set forth herein.

                                  Master Lease

                                   ARTICLE III
                                 PAYMENT OF RENT

         SECTION 3.1. Rent. (a) During the Term, the Lessee shall pay Basic Rent on each Payment Date, on the date required under Section 20.1(k) in connection with the Lessee's exercise of the Remarketing Option and on any date on which this Master Lease shall terminate with respect to the Property.

         (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid directly to the Account by wire transfer of immediately available funds on the due date therefor.

         (c) The Lessee's inability or failure to take possession of all or any portion of the Property when delivered by the Lessor, whether or not attributable to any act or omission of the Lessee, shall not delay or otherwise affect the Lessee's obligation to pay Rent for the Property in accordance with the terms of this Master Lease.

         SECTION 3.2. Payment of Basic Rent. Basic Rent shall be paid absolutely net to the Lessor, so that this Master Lease shall yield to the Lessor the full amount thereof, without setoff, deduction or reduction.

         SECTION 3.3. Supplemental Rent. The Lessee shall pay to the Lessor or the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent payable to the Lessor or any Indemnitee not paid when due for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Master Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         SECTION 3.4. Method of Payment. Each payment of Rent shall be made by the Lessee to the Lessor prior to 10:00 a.m., San Francisco time to the Account at the Lessor's Designated Office specified on Schedule II to the Participation Agreement in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day. Payments received after 10:00 a.m., San Francisco time on the date due shall for the purpose of Section 16.1 hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of Section 3.3 hereof,

                                  Master Lease

such payments shall be deemed received on the next succeeding Business Day and, unless the Lessor is otherwise able to invest or employ such funds on the date received, subject to interest at the Overdue Rate as provided in such Section 3.3.


                                   ARTICLE IV
                        QUIET ENJOYMENT; RIGHT TO INSPECT

         SECTION 4.1. Quiet Enjoyment. Subject to Sections 2.4 and 4.2, and subject to the rights of the Lessor contained in Article XVI and the other terms of the Operative Documents to which the Lessee is a party, the Lessee shall peaceably and quietly have, hold and enjoy the Property for the Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the Acquisition Date. Such right of quiet enjoyment is independent of, and shall not affect the Lessor's rights otherwise to initiate legal action to enforce, the obligations of the Lessee under this Master Lease.

         SECTION 4.2. Right to Inspect. During the Term the Lessee shall, upon reasonable notice from the Lessor, permit the Lessor, the Agent, the Lenders and their respective authorized representatives to inspect the Property during normal business hours; provided, that such inspections shall not unreasonably interfere with the Lessee's business operations at the Property; provided, further that the Lenders and their authorized representative may only inspect the Property twice a calendar year during the Interim Lease Term and once a calendar year during the Base Lease Term.


                                    ARTICLE V
                                 NET LEASE, ETC.

         SECTION 5.1. Net Lease. This Master Lease shall constitute a net lease. This Master Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Requirements of Law, including any inability to occupy or use the Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of, or Release from, scrapping or destruction of or any requisition or taking of the Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof including eviction; (iv) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor or any Lender; (vi) to the fullest extent permitted by
Applicable Law, any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, any Participant or any other Person, or any action taken with respect to this Master Lease by any trustee or receiver of the Lessee, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that the

                                  Master Lease

Lessee has or might have against any Person, including without limitation any Participant, or any vendor, manufacturer, contractor of or for the Property;
(viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Master Lease (other than performance by the Lessor of its obligations set forth in Section 2.1 hereof), of any other Operative Document or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Master Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof;
(x) the impossibility or illegality of performance by the Lessee, the Lessor (other than with respect to performance by the Lessor of its obligations set forth in Section 2.1 hereof) or both; (xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of the Property or any part thereof; or (xiii) except as specifically excluded above, any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The Lessee's agreement in the preceding sentence shall not affect any claim, action or right the Lessee may have against the Lessor or any Lender. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Documents and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Master Lease.

         SECTION 5.2. No Termination or Abatement. The Lessee shall remain obligated under this Master Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Master Lease (except as provided herein) to the fullest extent permitted by Applicable Law, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor or any Lender, or any action with respect to this Master Lease which may be taken by any trustee, receiver or liquidator of the Lessor or any Lender or by any court with respect to the Lessor or any Lender. The Lessee hereby waives all right (i) to terminate or surrender this Master Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. The Lessee shall remain obligated under this Master Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Master Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Master Lease.

         SECTION 5.3. No Bar. Notwithstanding the foregoing, nothing set forth herein shall bar, limit, preclude, prevent, stay or otherwise adversely affect the Lessee's right or ability to bring and pursue any action against the Lessor for any breach or alleged breach of the Lessor's obligations hereunder.

                                   ARTICLE VI
                       SUBLEASES; ASSIGNMENT OF SUBLEASES

         SECTION 6.1. Subletting. The Lessee may sublease the Property or any portion thereof to any Person so long as: (i) no sublease or other relinquishment of possession of the Property or any portion thereof shall in any way discharge or diminish any of the Lessee's obligations to the Lessor

                                  Master Lease

hereunder and the Lessee shall remain directly and primarily liable under this Master Lease as to the Property, or portion thereof, so sublet, (ii) each sublease of the Property or any portion thereof shall be made subject to and subordinated to this Master Lease and to the rights of the Lessor hereunder,
(iii) each sublease shall expressly provide for the surrender of the Property or portion thereof (as applicable) by the applicable sublessee at the election of the Agent or the Lessor (as applicable) upon termination of this Master Lease, including any termination pursuant to Section 16.2 hereof, and (iv) each sublease shall expressly provide for termination prior to the Expiration Date unless the Lessee shall purchase the entire Property pursuant to Section 18.1.

         SECTION 6.2. Assignment of Subleases. As additional security to the Lessor for the performance of Lessee's obligations under the Operative Documents, the Lessee hereby assigns to the Lessor and grants to the Lessor a security interest in all of the following, to the extent assignable: all of the Lessee's right, title and interest in and to all existing leases and all subleases of all or any portion of the Property (collectively, "Subleases" and individually, a "Sublease") and all rents and other sums payable to the Lessee under each Sublease. The Lessee shall have the right to collect and enjoy all rents and other sums of money payable under any Sublease; provided, that during the continuance of a Lease Event of Default, the Lessor shall be entitled thereafter to collect such rents and other sums and may retain all rents and such other sums collected unless a Lease Event of Default shall have occurred and be continuing, the Lessee shall have the right (without the consent of the Lessor) to modify, renew, extend, amend, waive or terminate any or all of the Subleases, subject to the provisions of Section 6.2.

                                   ARTICLE VII
                             LESSEE ACKNOWLEDGMENTS

         SECTION 7.1. Condition of the Property. THE LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH THE LESSOR WILL OWN AND HOLD TITLE TO THE IMPROVEMENTS, THE LESSEE, ACTING AS CONSTRUCTION AGENT, IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE CONSTRUCTION AGENCY AGREEMENT FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE IMPROVEMENTS AND ANY ALTERATIONS OR MODIFICATIONS. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR OR THE LENDERS AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF,
(C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF OR ON ANY ACQUISITION DATE. NONE OF THE LESSOR OR THE LENDERS HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED,

                                  Master Lease

WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND NONE OF THE LESSOR OR THE LENDERS SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS) OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

         SECTION 7.2. Risk of Loss. During the Term the risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and the Lessor shall in no event be answerable or accountable therefor.

                                  ARTICLE VIII
                    POSSESSION AND USE OF THE PROPERTY, ETC.

         SECTION 8.1. Utility Charges. The Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.

         SECTION 8.2. Possession and Use of the Property. The Property shall be used for any lawful purpose. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Master Lease and the Construction Agency Agreement. The Lessee shall not commit or permit any waste of the Property or any part thereof.

         SECTION  8.3.   Compliance  with  Requirements  of  Law  and  Insurance
Requirements. Subject to the terms of Article XII relating to permitted contests, the Lessee, at its sole cost and expense, shall (a) comply in all material respects with all Requirements of Law (including all Environmental
Laws) and Insurance Requirements relating to the Property, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XX, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements. Notwithstanding the preceding sentence, the Lessee shall be deemed to be in compliance with all Environmental Laws for purposes of this Master Lease notwithstanding any Environmental Violation if the severity of such Environmental Violation is less than Federal, state or local standards requiring remediation or removal or, if such standards are exceeded, remediation or removal is proceeding in accordance with all applicable Environmental Laws.

                                  Master Lease

         SECTION 8.4. Assignment by Lessee. Other than as permitted by Article XI hereof, the Lessee may not assign this Master Lease or the other Operative Documents or any of its rights or obligations hereunder or thereunder in whole or in part to any Person. Nothing contained herein shall be construed to prohibit the Lessee from causing its obligations under this Master Lease to be performed by its agents or contractors.


                                   ARTICLE IX
                         MAINTENANCE AND REPAIR; RETURN

         SECTION 9.1. Maintenance and Repair; Return. (a) The Lessee, at its sole cost and expense, shall maintain the Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements and on a basis consistent with the operation and maintenance of properties comparable in type and location to the Property and in no event less than the standards applied by the Lessee in the operation and maintenance of other comparable properties owned or leased by the Lessee or its Affiliates.

         (b) The Lessor shall under no circumstances be required to build any improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Master Lease (other than for Advances made in accordance with and pursuant to the terms of the Participation Agreement and the Construction Agency Agreement) or maintain the Property in any way. The Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of the Property or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Term.

         (c) The Lessee shall, upon the expiration or earlier termination of this Master Lease (other than as a result of the Lessee's (or its designee's) purchase of the Property from the Lessor as provided herein), vacate and surrender the Property to the Lessor in its then-current, "AS IS" condition, subject to the Lessee's obligations under Sections 8.3, 9.1(a), 10.1, 11.1, 14.2 and 20.1.

                                    ARTICLE X
                               MODIFICATIONS, ETC.

         SECTION 10.1. Modifications, Substitutions and Replacements. (a) Subject to Section 10.2, the Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided, however, that:

                  (i) except for any Modification required to be made pursuant to a Requirement of Law (a "Required Modification"), no Modification shall adversely affect the value or useful life of the Property from that which existed immediately prior to such Modification;

                                  Master Lease

                  (ii) the Modification shall be done in a good and workmanlike manner;

                  (iii) the Lessee shall comply in all material respects with all Requirements of Law (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy;

                  (iv) subject to the terms of Article XII relating to permitted contests, the Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within sixty (60) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification; and

                  (v) such Modifications shall comply with Sections 8.3 and 9.1(a).

All Modifications shall remain part of the realty and shall be subject to this Master Lease and title thereto shall immediately vest in the Lessor; provided, however, that Modifications that (x) are not Required Modifications, (y) were not financed by the Lessor and (z) are readily removable without impairing the value, utility or remaining useful life of the Property, shall remain the personal property of the Lessee, shall not be subject to this Master Lease and may be removed by the Lessee at any time.

         (b) The Lessee may place upon the Property any fixtures, machinery, equipment, inventory or other property belonging to the Lessee or third parties and may remove the same at any time during the Term, subject, however, to the terms of Sections 9.1(a) and 10.1(a); provided, that, subject to Section 10.1(a), such fixtures, machinery, equipment, inventory or other property do not impair the value or useful life of the Property.

         SECTION 10.2. Consent of the Lessor. The Lessee shall not make any Modification which (a) the Lessee reasonably expects will cost greater than $10,000,000 (other than construction and alterations performed pursuant to the Construction Agency Agreement) or (b) will affect any structural element of any Improvements unless, in each case, the Lessee shall have delivered to the Lessor a brief written narrative of the work to be performed in connection with such Modification and the Lessee shall have received the written consent of Lessor to the making of such Modification, which consent shall not unreasonably be withheld.


                                   ARTICLE XI
                           WARRANT OF TITLE; EASEMENTS

         SECTION 11.1. Warrant of Title. (a) The Lessee agrees that except as otherwise provided herein and subject to the terms of Article XII relating to permitted contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien (other than any Lessor Lien), defect, attachment, levy or title retention agreement upon the Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Participants pursuant to the Loan Agreement or the

                                  Master Lease

other Operative Documents, other than Permitted Liens and Liens on machinery, equipment, general intangibles and other personal property not financed by the proceeds of the Loans or Equity Amounts.

         (b) Nothing contained in this Master Lease shall be construed as constituting the request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NONE OF THE LESSOR OR THE LENDERS IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR OR ANY LENDER IN AND TO THE PROPERTY.

         SECTION 11.2. Lessee's Grants and Releases of Easements; Lessor's Waivers. Provided that no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles VII, IX and X and Section 8.3, the Lessor hereby consents in each instance to the following actions by the Lessee, in the name and stead of the Lessor and as the true and lawful attorney-in-fact of the Lessor with full power and authority to execute documents on behalf of the Lessor for the following purposes, but at the Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of the Property or adjacent properties (owned by the Lessee) as herein provided; (b) the release of existing easements or other rights in the nature of easements which affect the Property and are for the benefit of the Property or adjacent properties (owned by the Lessee); (c) if required by any applicable Governmental Authority in connection with the Construction, the dedication or transfer of unimproved portions of the Property for road, highway or other public purposes; and (d) the imposition of and the execution of amendments to any covenants and restrictions affecting the Property; provided, however, that in each case (i) such grant, release, dedication, transfer or amendment does not in the exercise of the Lessor's reasonable judgment after consultation with the Lessee materially impair the value or remaining useful life of the Property, (ii) such grant, release, dedication, transfer or amendment in the Lessee's judgment is reasonably necessary in connection with the use, maintenance, alteration or improvement of the Property or adjacent properties (owned by the Lessee), (iii) such grant, release, dedication, transfer or amendment will not cause the Property or any portion thereof to fail to comply with the provisions of this Master Lease or any other Operative Document or any Requirement of Law (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements); (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment have been obtained, and all filings required prior to such action have been made; (v) the Lessee shall remain obligated under this Master Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interest in this Master Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer or amendment had not been effected; and
(vi) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication, transfer or amendment. The Lessor acknowledges the Lessee's and any existing lessee's or existing or future sublessee's right to finance and to secure under the Uniform

                                  Master Lease

Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at the Property other than Equipment, and the Lessor agrees to execute Lessor waiver forms and release of Lessor's Liens in favor of any purchase money seller, lessor or lender which has financed or may finance in the future such items. Without limiting the effectiveness of the foregoing, and provided, that no Lease Event of Default shall have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any Person permitted under this
Section including landlord waivers with respect to any of the foregoing.

         SECTION 11.3. Lessor Grant. (a) The Lessor hereby grants a Lien to the Lessee against all of the Lessor's right, title and interest in and to the Property, WITH POWER OF SALE, to secure (i) the Lessor's obligations hereunder in respect of the due and punctual transfer by the Lessor to the Lessee of all of the Lessor's right, title and interest in and to the Property when required by and in accordance with this Master Lease, and (ii) if the Lessor shall then be the subject of any bankruptcy, insolvency or similar proceeding, satisfaction of the Lessee's right to damages and other claims arising out of the rejection of this Master Lease or unilateral termination of such obligation to transfer to the Lessee all of the Lessor's right, title and interest in and to the Property.

         (b) During the existence of a Lessor Default (as defined below), the Lessee shall have the power and authority, to the extent provided by Applicable Law, to exercise any or all of the rights and powers and pursue any and all of the remedies provided under the Operative Documents or by Applicable Law in respect of the obligations secured in accordance with clause (a) above (including specific performance of any covenant or agreement contained in this Master Lease or any other Operative Document, in aid of the execution of any power granted in this Master Lease or any other Operative Document, or for the enforcement of any other appropriate legal or equitable remedy including judicial foreclosure and/or foreclosure by power of sale). The Lessee shall have all the rights available to a mortgagee under the laws of the jurisdiction in which the Property is located, including that, upon the occurrence of any Lessor Default, (i) the Lessee shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Lessor's interest in the Property at the time and place of sale fixed by the Lessee in such notice of sale, either as a whole, or in a separate lots or parcels or items and in such order as the Lessee may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSEE TO TAKE THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSOR UNDER THIS INSTRUMENT, and (ii) the Lessee, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law for the enforcement of any other appropriate legal or equitable remedy. Lessee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Lessee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including Lessee or Lessor, may purchase at such sale.

                                  Master Lease

         After deducting all costs, fees and expenses of Lessee, including cost of evidence of title in connection with sale, Lessee shall apply the proceeds of sale to payment of all sums expended in enforcement of its right hereunder with accrued interest at the amount allowed by law in effect at the date hereof and the remainder to the Person or Persons legally entitled thereof. The following shall constitute a Lessor default ("Lessor Default"): the Lessee shall have exercised any of its purchase options in this Master Lease for the Property in accordance with the terms hereof and shall have tendered in full all amounts to be paid by Lessee in connection therewith and complied with all other requirements hereunder in connection with such purchase and all of the Lessor's right, title and interest in and to the Property shall not have been thereupon transferred to the Lessee in accordance with this Master Lease.

         (c) The Lien created in clause (a) shall automatically terminate and be deemed released without further act or consideration upon the termination of the Master Lease or exercise by Lessor of its power of sale of the Property.


                                   ARTICLE XII
                               PERMITTED CONTESTS

         SECTION 12.1. Permitted Contests in Respect of Applicable Law. If, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law relating to the Property or the obligation to comply therewith shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law if and so long as, in each case, such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Lessor and the Lenders, involve (A) any risk of criminal liability being imposed on the Lessor, any Lender or the Property or
(B) any significant risk of (1) the foreclosure, forfeiture or loss of the Property, or any part thereof, (2) the nonpayment of Rent, (3) the sale of, or the creation of any Lien (other than a Permitted Lien) on, any part of the Property, (4) civil liability being imposed on the Lessor, any Lender or the Property for which the Lessee is not obligated to indemnify such parties under the Operative Documents, or (5) enjoinment of, or interference with, the use, possession or disposition of the Property in any respect.

         The Lessor will not be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Law requires that such proceedings be brought by or in the name of the Lessor or it is customary in the applicable jurisdiction for the title holder to join in such proceedings; and in that event the Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) the Lessee has not elected the Remarketing Option, (ii) no Lease Event of Default shall have occurred and be continuing and (iii) the Lessee pays all related expenses and indemnifies the Lessor and the Lenders to the reasonable satisfaction of the respective Indemnitees.

                                  Master Lease

                                  ARTICLE XIII
                                    INSURANCE

         SECTION 13.1. Public Liability and Workers' Compensation Insurance. (a) During the Term, the Lessee shall procure and carry, at the Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on the Property and such other public liability coverages as are ordinarily procured by the Lessee or its Affiliates who own or operate similar properties, but in any case shall provide liability coverage that is (i) in an amount not less than $2 million per occurrence and $10 million in the aggregate and (ii) on terms and in amounts that are no less favorable than insurance maintained by the Lessee or such Affiliates with respect to similar properties that they own and that are in accordance with normal industry practice. The policy shall be endorsed to name the Lessor and each Lender as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor or any Lender may have in force.

         (b)  The  Lessee  shall,  in  the   construction  of  the  Improvements
(including in connection with any Modifications thereof) and the operation of the Property, comply with all applicable workers' compensation laws.

         SECTION 13.2. Hazard and Other Insurance. During the Term, the Lessee shall keep, or cause to be kept, the Property insured against loss or damage by fire and other risks (other than earthquake and flood) on terms and in amounts that are no less favorable than insurance covering other similar properties owned by the Lessee or its Affiliates and that are in accordance with normal industry practice, but in any case shall provide casualty coverage in an amount not less than the replacement cost of the Improvements. During the construction of any Improvements the Lessee shall also maintain or cause to be maintained builders' risk insurance. In addition, the Lessee shall at all times during the Term maintain business interruption insurance in an amount of $15,000,000 covering actual losses for any period during which the earnings of the Lessee are impaired as a result of any property damage or other casualty.

         SECTION 13.3. Insurance Coverage. (a) The Lessee shall furnish the Lessor and the Lenders with certificates showing the insurance required under Sections 13.1 and 13.2 to be in effect and (i) in the case of insurance policies required by Section 13.1, naming the Lessor and each Lender as additional insureds with respect to liability coverage (excluding worker's compensation insurance), and (ii) in the case of casualty coverage required by Section 13.2, naming the Lenders, the Lessor and the Lessee as their interests may appear, naming the Lessor as loss payee, and including a standard form mortgagee endorsement in favor of the Lessor and the Lenders. All such insurance shall be at the cost and expense of the Lessee. Such certificates shall include a provision for no less than thirty (30) days' advance written notice by the insurer to the Lessor in the event of cancellation or reduction of such insurance. In addition, the Lessee shall cause the Lessor and each Lender to be named as additional insureds under each liability policy maintained by the Lessee in connection with the Construction.

                                  Master Lease

         (b) The Lessee agrees that the insurance policy or policies required by
Section 13.2 shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against the Lessor or any Lender for losses covered by such policy, and that the insurance in favor of the Lessor and the Lenders and their respective rights under and interests in said policies shall not be invalidated or reduced by any act or omission (including breach of warranty) or negligence of the Lessee or any other Person having any interest in the Property other than the Lessor and the Lenders. The Lessee hereby waives any and all such rights against the Lessor and the Lenders to the extent of payments made under such policies.

         (c) All insurance required under this Article XIII shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies.

         (d) The Lessor shall not carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this
Article XIII except that the Lessor may, at the Lessor's expense, carry separate liability insurance so long as (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance the Lessor may have in force which would apply to a loss covered under the Lessee's policy and
(ii) each such insurance policy will not cause the Lessee's insurance required under this Article XIII to be subject to a coinsurance exception of any kind.

         (e) The Lessee shall pay as they become due all premiums for the insurance required by Sections 13.1 and 13.2, and shall renew or replace each policy prior to the expiration date thereof. Throughout the Term, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor certificates of insurance evidencing that all insurance required by this Article XIII is being maintained by the Lessee and is in effect.

         SECTION 13.4. Adjustment of Proceeds, etc. All insurance proceeds in respect of any loss or occurrence for which the proceeds related thereto, in the absence of the occurrence and continuance of a Lease Event of Default, are payable to the Lessee shall be adjusted by and paid to the Lessee for application toward the reconstruction, repair or refurbishment of the Property, and if a Lease Event of Default has occurred and is continuing, such proceeds shall be adjusted solely by the Lessor and held by the Lessor for application in accordance with Article XIV.

                                   ARTICLE XIV
                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

         SECTION 14.1. Casualty and Condemnation. (a) Subject to the provisions of this Article XIV, (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty (other than a Significant Casualty), any insurance proceeds payable with respect to such Casualty shall be paid directly to the Lessee, or if received by the Lessor or the Lenders, shall be paid over to the Lessee for the reconstruction, refurbishment and repair of the Property and (ii) if the

                                  Master Lease

use, access, occupancy, easement rights or title to the Property or any part thereof is the subject of a Condemnation (other than a Significant Condemnation), then any award or compensation relating thereto shall be paid to the Lessee; provided, however, that, in each case, if any Lease Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to the Lessor or, if received by the Lessee, shall be held in trust for the Lessor and the Lenders, and shall be paid over by the Lessee to the Lessor to be distributed by the Lessor in accordance with the Participation Agreement. All amounts held by the Lessor or the Lenders on account of any award, compensation or insurance proceeds either paid directly to the Lessor or the Lenders or turned over to the Lessor or the Lenders, in each case in accordance with the preceding sentence, shall at the option of the Lessor either be (A) paid to the Lessee for the repair of damage caused by such casualty or Condemnation in accordance with clause (d) of this Section 14.1, or
(B) applied to the purchase price of the Property on the Termination Date with respect to the Property in accordance with Article XV, with any Excess Casualty/Condemnation Proceeds being payable to the Lessee.

         (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor and the Lenders shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Master Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

         (c) If the Lessor or the Lessee shall receive notice of a Casualty for which the reasonable anticipated cost of restoration equals or exceeds $500,000 or of an actual, pending or threatened Condemnation of the Property or any material interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Lenders promptly after the receipt of such notice.

         (d) If pursuant to Section 15.1 this Master Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the Property, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore the Property in accordance with this clause (d), the Lessee shall pay the shortfall), promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation in conformity with the requirements of Sections
9.1 and 10.1 using the as-built Plans and Specifications for the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Requirements of Law) so as to restore the Property to at least the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation with such Modifications as the Lessee may elect in accordance with Section 10.1. In such event, title to the Property shall remain with the Lessor subject to the terms of this Master Lease. Upon completion of such restoration, the Lessee shall furnish the Lessor an architect's certificate of substantial completion or a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Master Lease.

                                  Master Lease

         (e) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to Articles XVIII and XXI.

         (f) Any Excess Casualty/Condemnation Proceeds received by the Lessor or the Lenders in respect of a Casualty or Condemnation shall be turned over to the Lessee.

         SECTION 14.2. Environmental Matters. Promptly upon the Lessee's knowledge of the existence of any Environmental Violation with respect to the Property, the Lessee shall notify the Lessor in writing of such Environmental Violation. So long as the Lessor has not elected (or does not have the right to elect) to terminate this Master Lease with respect to the Property pursuant to
Section 15.1, at the Lessee's sole cost and expense, the Lessee shall promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate the Environmental Violation in accordance with the terms of Section 8.3 (including the last sentence thereof). The Lessee shall provide to the Lessor all material and relevant reports, assessments, sampling results and correspondence with Governmental Authorities concerning the Environmental Violation and shall, upon completion of remedial action of such Environmental Violation by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation and the actions taken by the Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Environmental Law. Each such Environmental Violation shall be remedied prior to the Expiration Date unless the Property has been purchased by the Lessee (or its designee) in accordance with Article XV or
Section 18.1. Nothing in this Article XIV shall reduce or limit the Lessee's obligations under Sections 13.1, 13.2 or 13.3 of the Participation Agreement.

         SECTION 14.3. Notice of Environmental Matters. Promptly, but in any event within sixty (60) Business Days from the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on, at, under or from the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within sixty (60) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation in connection with the Property. The Lessee shall also promptly provide such detailed reports of any such environmental claims as may reasonably be requested by the Lessor or the Lenders. In the event that the Lessor receives written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property, the Lessor shall promptly give notice thereof to the Lessee.

                                  Master Lease

                                   ARTICLE XV
                              TERMINATION OF LEASE

         SECTION 15.1. Termination upon Certain Events. If any of the following occurs with respect to the Property:

                  (i)  a Significant Condemnation occurs; or

                  (ii)  a Significant Casualty occurs; or

                  (iii) an Environmental Violation occurs or is discovered the cost of remediation of which would exceed $7,000,000;

and the Lessor shall have given written notice (a "Termination Notice") to the Lessee that, as a consequence of such event, the Lease Supplement and this Master Lease are to be terminated, then the Lessee shall be obligated to purchase the Lessor's interest in the Property on the next occurring Payment Date that occurs no earlier than thirty (30) days from the date the Lessee receives the applicable Termination Notice by paying to the Lessor an amount equal to the sum of (x) the Lease Balance on the date of such purchase plus (y) all accrued and unpaid Basic Rent on the date of such purchase plus (z) all Supplemental Rent (including Break Costs) due and owing on the date of such purchase after giving effect thereto.

         SECTION 15.2. Termination Procedures. On the date of the payment by the Lessee of the Lease Balance and all other amounts then due in accordance with
Section 15.1 (such date, the "Termination Date"), the Lease Supplement and this Master Lease shall terminate and, concurrent with the Lessor's receipt of such payment:

                  (a) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense a termination of the Ground Lease and an assignment of the Lessor's entire interest in the Property (which shall include an assignment of all of the Lessor's right, title and interest in and to any Net Proceeds with respect to the Property not previously received by the Lessor), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Master Lease and the applicable Lease Supplement, any other Liens created by the Operative Documents that are attributable to the Lessor, and any Lessor Liens attributable to the Lessor;

                  (b) the Property shall be conveyed to the Lessee (or to the Lessee's designee) "AS IS" and in its then present physical condition; and

                  (c) in the case of a  termination  pursuant  to clause  (i) or
         (ii) of Section 15.1 the Lessor shall convey to the Lessee any Net Proceeds or an assignment of Lessor's right to receive such net proceeds with respect to the Casualty or Condemnation giving rise to the termination of this Master Lease theretofore received by the Lessor or at the request of the Lessee, such amounts shall be applied against sums due hereunder.

                                  Master Lease

                                   ARTICLE XVI
                                EVENTS OF DEFAULT

         SECTION 16.1. Lease Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

                  (a) the Lessee shall fail to make any payment of (i) Basic Rent within three (3) Business Days after same shall be due and payable or (ii) Loan Balance, Lease Balance, Purchase Option Price, or Recourse Amount, including, without limitation, amounts due pursuant to Sections 15.1, 18.1, 18.3 or 20.1, on the date due; or

                  (b) the Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (a) of this Section 16.1) due and payable within five (5) Business Days after receipt of notice thereof; or

                  (c) the Lessee shall fail to maintain the insurance required under Article XIII hereof or shall fail to observe or perform any term, covenant on condition to be performed by it under Section 10.2 of the Participation Agreement or Section 20.1 of this Master Lease; or

                  (d) The Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Master Lease or the Participation Agreement (other than those described in clause (a), (b) or (c) of this Section 16.1) and such failure shall have continued for thirty (30) days after the earlier of (i) delivery to the Lessee of written notice thereof from the Lessor or (ii) a Responsible Officer of the Lessee having actual knowledge of such failure; provided, however, that if the default by its nature cannot be cured within such thirty
         (30) day period, but is curable, then the Lessee shall have an additional ninety (90) days in which to diligently proceed to cure such default; or

                  (e) any representation or warranty made by the Lessee in any of the Operative Documents to which it is a party shall have been inaccurate in any material respect at the time made; or

                  (f) a Construction Agency Agreement Event of Default shall have occurred and be continuing; or

                  (g) the Lessee shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for the Lessee or the whole or a substantial part of its property within sixty
         (60) days after such

                                  Master Lease

         appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or

                  (h) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against the Lessee and not dismissed within sixty (60) days from the date of its filing (provided, that the Lessee, hereby expressly authorizes the Lessor and each Lender to appear in any court conducting any such proceeding during such sixty (60) day period to preserve, protect and defend their respective rights under the Operative Documents), or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Lessee, a receiver of the Lessee or the whole or a substantial part of any of its property, and such order or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof; or

                  (i) (x) a default beyond notice and applicable cure periods shall occur in the payment when due (subject to any applicable grace period), resulting in acceleration of any indebtedness (other than indebtedness described in clause (a) or (b) of this Section 16.1) of the Lessee or any of its Subsidiaries having a principal amount, individually or in the aggregate, in excess of $10 million or (y) a default shall occur in the performance or observance of any obligation or condition with respect to any indebtedness described in clause (x) if the effect of such default is to accelerate the maturity of such indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such indebtedness, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its expressed maturity; or

                  (j) any judgment or order for the payment of money in excess of $10 million shall be rendered against the Lessee or any of its Subsidiaries and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (y) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (k) any material provision with respect to the Collateral or payment obligations of the Lessee under any Operative Document to which the Lessee is a party or any Lien granted under any Operative Document shall, in whole or in part, terminate, cease to be effective against (except by virtue of affirmative action of the Lessor that the Lessee did not direct or authorize), or cease to be the legally valid, binding and enforceable obligation of, the Lessee or, except as permitted under any Operative Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien; or

                  (l) the Lessee shall directly or indirectly contest in any manner the effectiveness, validity, binding nature or enforceability of any Operative Document or any Lien granted under any Operative Document; or

                                  Master Lease

                  (m) the Lessee, as Pledgor, shall fail to comply with Section 2.4(d) of the Pledge Agreement; or

                  (n) any other event which Lessor, Agent and Lessee specify in any Operative Document to be a Lease Event of Default hereunder shall occur.

         SECTION 16.2. Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter, the Lessor may, so long as such Lease Event of Default is continuing, first demand that the Lessee purchase all of Lessor's interest in the Property as set forth in Section 16.2(e) and then do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default:

                  (a) The Lessor may, by notice to the Lessee, rescind or terminate this Master Lease as of the date specified in such notice; provided, however, (i) no reletting, reentry or taking of possession of the Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Master Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Master Lease for a continuing Lease Event of Default and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same be made in writing and executed by the Lessor;

                  (b) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VII and IX and Section 8.3 hereof as if the Property were being returned at the end of the Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Property and take immediate possession of (to the exclusion of the Lessee) the Property or any part thereof and expel or remove the Lessee, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for all costs and expenses incurred by the Lessor and the Lenders in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any alterations or repairs made by the Lessor;

                  (c) Subject to Section 16.4, the Lessor may (i) sell all or any part of the Property at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee but subject to the Ground Lease (except that Excess Sales Proceeds are payable to and shall be paid to the Lessee) with respect thereto (except to the extent required by clause (ii) below if the Lessor shall elect to exercise its rights thereunder) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated; and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and

                                  Master Lease

         the Lessee shall pay to the Lessor, on the date of such sale, as damages for loss of a bargain and not as a penalty (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to
         (A) the excess, if any, of (1) the Lease Balance calculated as of such Payment Date (including all Rent due and unpaid to and including such Payment Date), over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by the Lessor or any Participant(s) incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment;

                  (d) The Lessor may, at its option, elect not to terminate this Master Lease with respect to the Property and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Master Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of the Property by the Lessee or re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Master Lease and may make the necessary repairs in order to relet the Property, and relet the Property or any part thereof for such term or terms (which may be for a long term extending beyond the Term of this Master Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as the Lessor may elect in the Lessor's sole and absolute discretion. If such rentals received from such reletting during any period are less than the Rent with respect to the Property to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the next Payment Date;

                  (e) Unless the Property has been sold in its entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time (subject to the Lessee's prior performance in full under this clause) exercise any of its rights under clause (b),
         (c) or (d)  with  respect  to the  Property  or any  portions  thereof,
         demand,   by  written  notice  to  the  Lessee  specifying  a  date  (a
         "Termination Date") not earlier than ten (10) days after the date of such notice, that the Lessee purchase, on such Termination Date, all unsold portions of the Property in the manner provided in Section 18.3 and in accordance with the provisions of Article XXI;

                  (f) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the

                                  Master Lease

         Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term;

                  (g) The Lessor may retain and apply against the Lease Balance all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Master Lease; or

                  (h) The Lessor, as a matter of right and with notice to the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and the Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of the Property unless such receivership is sooner terminated.

         To the maximum extent permitted by law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Property or any interest therein.

         The Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect the Lessor's right to realize upon or enforce any other security now or hereafter held by the Lessor, it being agreed that the Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor in such order and manner as the Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor. In no event shall the Lessor, in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to the Lessor, or the appointment of a receiver and the entry of such receiver onto all or any part of the Property), be deemed a "mortgagee in possession," and the Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         If, pursuant to the exercise by the Lessor of its remedies pursuant to this Section 16.2, the sum of (x) the Lease Balance on the date of such purchase plus (y) all accrued and unpaid Basic Rent on the date of such purchase plus (z) all Supplemental Rent (including Break Costs) due and owing on the date of such purchase after giving effect thereto, plus all other amounts due and owing from the

                                  Master Lease

Lessee under this Master Lease and the other Operative Documents, shall have been paid in full in cash, then the Lessor shall remit to the Lessee any excess amounts received by the Lessor.

         SECTION 16.3. Waiver of Certain Rights. If this Master Lease shall be terminated pursuant to Section 16.2, the Lessee waives, to the fullest extent permitted by law (except as set forth in Section 16.2), (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVI.

         SECTION 16.4. Power of Sale and Foreclosure. (a) In the event that a court of competent jurisdiction rules that this Master Lease constitutes a mortgage, deed of trust or other secured financing with respect to the Property as is the intent of the parties pursuant to Article XXV, then the Lessor and the Lessee agree that (i) the Lessee hereby grants a Lien to the Lessor to secure all Loans and Equity Amounts advanced by the Participants for construction of the Improvements on the Land, together with interest thereon, and all other amounts payable under the Operative Documents in connection therewith, against the Lessee Interest WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Lessee Interest at the time and place of sale fixed by the Lessor in such notice of sale, either as a whole, or in separate lots or parcels or items and in such order as the Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE THE LESSEE INTEREST AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT, and (ii) upon the occurrence of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Lessee Interest, or against the Lessee on a recourse basis for the Lease Balance, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Lessee Interest, or for the enforcement of any other appropriate legal or equitable remedy.

         (b) Without limiting any other remedies set forth herein, and notwithstanding anything to the contrary contained herein but subject to the notice provisions specifically set forth in Section 16.2, the Lessee and the Lessor agree that upon default by Lessee in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Lessor may declare all sums secured hereby immediately due and payable by written notice of default and of election to cause to be sold the Lessee Interest, which notice Lessor shall cause to be filed for record.

         After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Lessor, without demand on Lessee, may sell the Lessee Interest at the time and place fixed by it in said notice of sale,

                                  Master Lease

either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Lessor may postpone sale of all or any portion of the Lessee Interest by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Lessor shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including Lessee or Lessor, may purchase at such sale.

         After deducting all costs, fees and expenses of Lessor, including cost of evidence of title in connection with sale, Lessor shall apply the proceeds of sale to payment of all sums expended in enforcement of its right hereunder with accrued interest at the amount allowed by law in effect at the date hereof and the remainder to the Person or Persons legally entitled thereof.

         WARNING: THIS MASTER LEASE CONTAINS A POWER OF SALE AND UPON DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF THE LESSEE INTEREST IN CONNECTION THEREWITH, NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS TO PUBLISH NOTICE IN A LOCAL NEWSPAPER AND TO POST A COPY OF THE NOTICE ON THE LESSEE INTEREST.

         Upon the occurrence of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Lessee Interest or against the Lessee on a recourse basis for the Lease Balance, or for the specific performance of any covenant or agreement contained herein or in any Lease Supplement or any other Operative Document in aid of the execution of any power granted herein or in any Lease Supplement or in any other Operative Document, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Lessee Interest, or for the enforcement of any other appropriate legal or equitable remedy. The Lessee shall have all rights available to a mortgagor under the laws of the jurisdiction in which the Lessee Interest is located.

                                  ARTICLE XVII
                        LESSOR'S RIGHT TO CURE; NOTICE OF
                     RENEWAL, PURCHASE OR REMARKETING OPTION

         SECTION 17.1. The Lessor's Right to Cure the Lessee's Lease Defaults. The Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to), upon three (3) days' prior notice to the Lessee, remedy any Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by Article XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon the Property for such purpose and take all such action thereon as Lessor may reasonably determine to be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor as Supplemental Rent.

         SECTION 17.2. Renewal, Purchase or Remarketing Notice. Not less than one hundred eighty (180) days prior to the Expiration Date, the Lessee shall notify the Lessor in writing of its irrevocable election to (a) renew the Master Lease pursuant to Article XIX (subject to the consent of the Lessor and each Lender, which consent may be given or withheld in each such Participant's sole discretion), (b) purchase the entire Property pursuant to Article XVIII or (c) exercise its Remarketing Option pursuant to Article XX.

                                  ARTICLE XVIII
                               PURCHASE PROVISIONS

         SECTION 18.1. Purchase Option. Subject to the conditions contained herein, the Lessee shall have the option on any Scheduled Payment Date to purchase (or cause its designee to purchase) all (and not less than all) the Property at a price equal to the sum of (x) the Lease Balance on the date of such purchase plus (y) all accrued and unpaid Basic Rent on the date of such purchase plus (z) all Supplemental Rent (including Break Costs) due and owing on the date of such purchase after giving effect thereto (the "Purchase Option Price"). The Lessee's exercise of its option pursuant to this Section 18.1 shall be subject to the following conditions:

                  (i) the Lessee shall have delivered a Purchase Notice to the Lessor not less than ninety (90) days prior to such purchase (or, in the case of a purchase on or before any Scheduled Payment Date in the last year of the Term, one hundred eighty (180) days prior to such purchase) which Purchase Notice shall specify the date of such purchase; and

                  (ii) no Lease Event of Default shall have occurred and then be continuing or, if a Lease Event of Default shall then be continuing, Lessor shall not have commenced the exercise of remedies as a consequence thereof.

If the Lessee exercises its option to purchase all of the Property pursuant to this Section 18.1 (the "Purchase Option") then, upon the Lessor's receipt of all amounts due in connection therewith, the Lessor shall transfer to the Lessee or its designee all of the Lessor's right, title and interest in and to the Property in accordance with the procedures set forth in Section 21.1(a), such transfer to be effective as of the date specified in the Purchase Notice. The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its Obligations, including, without limitation, the obligation to pay to the Lessor the Purchase Option Price on the date specified in the applicable Purchase Notice.

                                  Master Lease

         SECTION 18.2.  [Intentionally Omitted].

         SECTION 18.3. Acceleration of Property Purchase. (a) The Lessee shall be obligated to purchase all of the Lessor's interest in the Property for an amount equal to the sum of (x) the Lease Balance plus (y) all accrued and unpaid Basic Rent plus (z) all Supplemental Rent (including Break Costs) due and owing on the date of such purchase after giving effect thereto, (notwithstanding any prior election by the Lessee to exercise its Purchase Option pursuant to Section 18.1) (i) automatically and without notice upon the occurrence of any Lease Event of Default specified in clause (g) or (h) of Section 16.1 and (ii) as provided for at Section 16.2(e) immediately upon written demand of the Lessor upon the occurrence of any other Lease Event of Default.

         (b) The Lessee shall be obligated to purchase all of the Lessor's interest in the Property for an amount equal to the sum of (x) the Lease Balance on the date of such purchase plus (y) all accrued and unpaid Basic Rent on the date of such purchase plus (z) all Supplemental Rent (including Break Costs) due and owing on the date of such purchase after giving effect thereto, immediately upon written demand of the Lessor at any time during the Term when (i) the Lessor ceases to have title as contemplated by Section 11.1 (other than solely as a result of the imposition of Lessor Liens or the imposition of any other Liens created by the Operative Documents) or (ii) any related Operative Document to which the Lessee is a party shall cease to be in full force and effect, or shall cease to give the Participants the Liens granted by the Lessee and other material rights, powers and privileges granted by the Lessee purported to be created thereby (except by virtue of affirmative action of the Lessor that the Lessee did not direct or authorize).

         (c) Any purchase under this Section 18.3 shall be in accordance with the procedures for transfer set forth in Section 21.1(a).

                                   ARTICLE XIX
                               RENEWAL PROCEDURES

         SECTION 19.1. Renewal. Subject to the conditions set forth herein, the Lessee and the Lessor may agree to renew the Base Lease Term for the Property for one or more terms (each, a "Renewal Term"), with each such Renewal Term to commence on the first day following the Expiration Date then in effect and end on the date mutually agreed to by the Lessor, the Lenders and the Lessee. The effective extension of the Base Lease Term for the Property shall be subject to the satisfaction of each of the following conditions:

                  (a) the Lessee shall have delivered written notice to each Participant of the Lessee's request to extend the Base Lease Term for the Property pursuant to Section 17.2;

                  (b) on both the date of delivery of the notice referred to in clause (a) and on the Expiration Date then in effect for the Property,
         (i) no Event of Default shall have occurred and be continuing, and (ii) by delivery of written notice of its intent to renew the Base Lease Term, the Lessee shall be deemed to represent to the Lessor as to the matters set forth in clause (i) of this condition (b);

                                  Master Lease

                  (c) the Lessee shall not have given notice of its intention to exercise the Remarketing Option; and

                  (d) the Lessor and the Lenders, in the exercise of their sole discretion and subject to the approval of their respective credit committees, shall have agreed with the Lessee (w) to the extension of the Maturity Date with respect to the Loans and Equity Amounts relating to the Property, (x) upon the Rent applicable for such Renewal Term,
         (y) upon the conditions for permitting such renewal (including, without limitation, the delivery of an Appraisal satisfactory in form and substance to each Participant and such other conditions as any Participant, in its sole discretion, may request) and (z) upon such other modifications to this Master Lease as the Participants and the Lessee then deem appropriate.

                                   ARTICLE XX
                               REMARKETING OPTION

         SECTION 20.1. Option to Remarket. Subject to the fulfillment of each of the conditions set forth in this Section 20.1, the Lessee may elect to remarket all (but not less than all) of the Property (such election being referred to as the "Remarketing Option").

         (I) The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as to the Property as of the dates set forth below.

                  (a) the Lessee shall have given to the Lessor and the Lenders written notice of the Lessee's exercise of the Remarketing Option in accordance with Section 17.2.

                  (b) Not later than one hundred twenty (120) days prior to Expiration Date, the Lessee shall deliver to the Lessor an Environmental Audit for the Property. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of the Property. If any such Environmental Audit indicates any exceptions, the Lessee shall have also delivered prior to the Expiration Date a Phase Two environmental assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Law.

                  (c) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, no Lease Event of Default or Lease Default shall exist, and thereafter, no Lease Event of Default or Lease Default shall exist.

                  (d)  The  Completion   Date  shall  have  occurred,   and  the
         appropriate   Governmental   Authority  shall  have  issued   permanent
         certificates of occupancy for all of the Improvements on the Property.

                                  Master Lease

                  (e) The Lessee shall have completed all Modifications, restoration and rebuilding of the Property pursuant to Sections 10.1 and 14.1 (as the case may be) and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to said Sections, in each case prior to the date on which the Lessee delivers notice of its intention to exercise the Remarketing Option with respect to the Property (time being of the essence), regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all Modifications commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to Section 12.1 from complying with any Applicable Law relating to the Property that involved the extension of the ultimate imposition of such Applicable Law beyond the Expiration Date. Any Permitted Liens (other than Lessor Liens) on the Property or any part thereof that were contested by the Lessee shall have been removed.

                  (f)  During  the  Marketing  Period,   the  Lessee  shall,  as
         nonexclusive agent for the Lessor, use its best efforts to sell the Lessor's interest in the Property and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value of the Property; provided, however, that the Lessor and/or any Participant may, but shall be under no obligation to, market the Property during the Marketing Period. The Lessee will be responsible for hiring brokers and making the Property available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of the Property and any maintenance records relating to the Property by the Lessor, any Participant and any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of the Property to any purchaser. The Lessee shall allow the Lessor, the Participants and any potential qualified purchaser reasonable access to the Property for the purpose of inspecting the same.

                  (g) The Lessee shall use its best efforts to procure bids from one or more bona fide prospective purchasers and deliver the same, if any, to the Lessor and the Participants not less than thirty (30) days prior to the Expiration Date. At the request of any such bona fide prospective purchaser, or the Lessor after consultation with the prospective purchaser, the Lessee shall waive its right to exercise the Purchase Option. No such purchaser shall be the Lessee or any Subsidiary or Affiliate of the Lessee if the bid made by such purchaser does not, together with the Recourse Amount, equal or exceed the Lease Balance at the Expiration Date. The written offer must specify the Expiration Date as the closing date unless the Lessor and the Lenders shall otherwise agree in their sole discretion.

                  (h) The Lessee shall submit all bids to the Lessor and the Participants, and the Lessor will have the right to submit any one or more bids. Any sale by the Lessee shall be for the highest cash bid submitted to the Lessor. The determination of the highest bid shall be made by the Lessor prior to the end of the Marketing Period, but in any event, the Lessor shall have no obligation to approve any bid unless the highest bid for the Property, together with the Recourse Amount, equals or exceeds the Lease Balance determined as of the Expiration Date. In the event the Lessee has used its best efforts to obtain bona fide bids and has otherwise complied with the requirements of Section 20.1, including, without limitation, payment of the Recourse Amount and payments under clause (l) hereof, but no bids were accepted by the Lessor hereunder, Lessee shall not be subject to Section 20.2 hereof.

                                  Master Lease

                  (i) In connection with any such sale of the Property, the Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Property, including, without limitation, an environmental indemnity, to the extent the same are required by the purchaser. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Property. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens attributable to the Lessor. Any agreement as to such sale shall be made subject to the Lessor's rights hereunder.

                  (j) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of any such sale, ("Costs of Sale") whether incurred by the Lessor, the Agent, any Lender or the Lessee, including without limitation, the cost of all title insurance, surveys, Environmental Audits and other environmental reports, appraisals, transfer taxes, the Lessor's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes, to the extent such Costs of Sale exceed three percent (3%) of the Lease Balance.

                  (k) Whether or not the Property has been sold and the Gross Remarketing Proceeds (as defined below) paid to the Lessor, the Lessee shall pay to the Lessor on or prior to the Expiration Date for the Property (or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Recourse Amount plus all accrued and unpaid Basic Rent plus all Supplemental Rent (including Break Costs) due and owing on the Expiration Date after giving effect to such payment and all other amounts under the Operative Documents which have accrued or will accrue prior to or as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.

                  (l) The Lessee shall pay to the Lessor on or prior to the Expiration Date the amounts, if any, required to be paid pursuant to
         Section 13.2 of the Participation Agreement.

                  (m) The purchase of the Property shall be consummated on the Expiration Date therefor and the gross proceeds (the "Gross Remarketing Proceeds") of the sale of the Property (i.e., without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Lessor; provided, however, that if the sum of (x) the Gross Remarketing Proceeds from such sale plus (y) the Recourse Amount received by the Lessor pursuant to clause (k) plus (z) amounts received by the Lessor pursuant to Section 13.2 of the Participation Agreement, exceeds the sum of the Lease Balance as of such date plus all accrued and unpaid Rent (including Supplemental Rent) and all other amounts under the Operative Documents which have accrued on will accrue prior to the Expiration Date, then the excess shall be paid to the Lessee on such Expiration Date.

         (II) If the Lessee effectively elects the Remarketing Option and each of the conditions and requirements set forth in Clause (I) shall have been satisfied, but, nevertheless, the Lessee is unable to obtain bids satisfactory to the Lessor pursuant to Section 20.1(h) above and no sale of the Property is

                                  Master Lease

consummated prior to the end of the Marketing Period, then the Lessee shall, in addition to making the payment required pursuant to Section 20.1(k) above, return the Property to the Lessor (or to any other Person specified by the Lessor) subject to the Ground Lease (which at such time provides for payment of fair market ground rent by the Lessor to the Lessee). In connection with any such return of the Property, the Lessee shall, at its own cost and expense, do each of the following:

                           (i) the Lessee shall,  on or prior to the  Expiration
                  Date, execute and deliver to the Lessor (or to the Lessor's designee) (A) a deed with respect to the Improvements on the Land containing representations and warranties of grantor to the Lessor (or such other Person) regarding the absence of Liens (other than Permitted Liens of the type described in clause (i), (viii) or (x) of the definition of "Permitted Liens"), (B) a bill of sale with respect to all Equipment (if any) financed by Advances  under the  Operative  Documents and
                  (C) an assignment of the Lessee's entire interest in the Improvements (which shall include an assignment of all of the Lessee's right, title and interest in and to any Net Proceeds with respect to the Property not previously received by the Lessee and an assignment of leases of the Property), in each case in recordable form and otherwise in conformity with local custom and free and clear of any Liens attributable to the Lessee;

                           (ii) the  Lessee  shall  execute  and  deliver to the
                  Lessor and the Lessor's title insurance company an affidavit as to the absence of any Liens (other than Permitted Liens of the type described in clause (i), (viii) or (x) of the definition of "Permitted Liens"), and shall execute and deliver to the Lessor a statement of termination of this Master Lease to the extent relating to the Property;

                           (iii) the Lessee shall,  on the  Expiration  Date for
                  the Property, vacate the Property and transfer possession of the Property to the Lessor or any Person designated by the Lessor, in each case by surrendering the same into the possession of the Lessor or such Person, as the case may be, configured as a first class office building, in broom clean condition, and in the other conditions required by this Section and in compliance with Applicable Law; and

                           (iv) the Lessee shall, for a period of up to one year
                  after the Expiration Date, cooperate reasonably with the Lessor and/or any Person designated by the Lessor to receive the Property, which cooperation shall include reasonable efforts with respect to the following, all of which the Lessee shall do on or before the Expiration Date for the Property or as soon thereafter as is reasonably practicable: providing copies of all books and records regarding the maintenance and ownership of the Property and all know-how, data and technical information relating thereto, providing a current copy of the Plans and Specifications for the Property, granting or assigning all assignable licenses necessary for the operation and maintenance of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease.

                                  Master Lease

         SECTION 20.2. Failure to Comply with Remarketing Option. If one or more of the provisions in Section 20.1 above shall not be fulfilled as of the applicable date set forth above, then the Lessor shall declare by written notice to the Lessee the Remarketing Option to be null and void (whether or not it has been theretofore exercised by the Lessee), in which event all of the Lessee's rights under Section 20.1 shall immediately terminate and, as a consequence of the Lessee's failure to comply with such provisions, the Lessee shall be deemed to have exercised its option to purchase the Property and shall purchase the Property on the Expiration Date in the manner provided in Section 18.3.

         SECTION 20.3. Sales. Except as expressly set forth in Section 20.1, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of the Property. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale.

         SECTION 20.4. Certain Obligations Continue. During the Marketing Period for the Property, the obligation of the Lessee to pay Rent with respect to the Property (including the installment of Rent due on the Expiration Date for the Property) shall continue undiminished.

                                   ARTICLE XXI
                 PROCEDURES RELATING TO PURCHASE OR REMARKETING

         SECTION 21.1. Provisions Relating to Conveyance of the Property Upon Purchase by the Lessee, Remarketing or Certain Other Events.

                  (a) Conveyance Upon Purchase by the Lessee, Etc. In connection with any termination of this Master Lease pursuant to the terms of
         Article XV, in connection with any purchase or in connection with the Lessee's purchase of the Property in accordance with Section 18.1 or pursuant to the Construction Agency Agreement or in connection with the Lessee's obligations under Section 16.2(e) or 18.3, then, upon the date on which this Master Lease is to terminate with respect to the Property and upon the payment of all amounts due under Section 5.1 of the Construction Agency Agreement and upon tender by the Lessee of the amounts set forth in Article XV, Sections 16.2(e), 18.1 or 18.3, as applicable:

                           (i) the  Lessor  shall  execute  and  deliver  to the
                  Lessee (or to the Lessee's designee) at the Lessee's cost and expense a termination of the Ground Lease and an assignment of the Lessor's entire interest in the Property (which shall include an assignment of all of the Lessor's right, title and interest in and to any Net Proceeds with respect to the
                  Property not previously received by the Lessor and an assignment of leases of the Property), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Master Lease and the Lease Supplement, any other Liens created by the Operative Documents that are attributable to the Lessor, and any Lessor Liens attributable to the Lessor;

                                  Master Lease

                           (ii) the Property shall be conveyed to the Lessee "AS
                  IS" and in its then present physical condition; and

                           (iii) the Lessor shall, at the Lessee's sole cost and
                  expense, execute and deliver to Lessee and the Lessee's title insurance company an affidavit as to the Lessor's title and the absence of Lessor Liens and any Liens created by the Operative Documents attributable to the Participants, and shall, at the Lessee's sole cost and expense, execute and deliver to Lessee a statement of termination of this Master Lease and the Construction Agency Agreement, releases of any Liens created by the Operative Documents attributable to the Lessor, and termination statements for any financing statements which are then of record naming the Lessor as the secured party.

                  (b) Conveyance Upon Remarketing. If the Lessee properly exercises the Remarketing Option with respect to the Property, then the Lessee shall, on the Expiration Date and at its own cost, transfer possession of the Property to the independent purchaser(s) thereof, in each case by surrendering the same into the possession of the Lessor or such purchaser(s), as the case may be, free and clear of all Liens (other than Lessor Liens and the Lien of the Mortgage), in good condition (as modified by Modifications permitted by this Master Lease), ordinary wear and tear excepted, and in compliance with
         Applicable Law. The Lessee shall, on and within a reasonable time before and up to one year after the Expiration Date for the Property, cooperate reasonably with the Lessor and the independent purchaser(s) of the Property in order to facilitate such purchase, which cooperation shall include reasonable efforts with respect to the following, all of which the Lessee shall do on or before the Expiration Date for the Property or as soon thereafter as is reasonably practicable: providing copies of all books and records regarding the maintenance and ownership of the Property and all know-how, data and technical information relating thereto, providing a current copy of the Plans and Specifications for the Property, granting or assigning all assignable licenses necessary for the operation and maintenance of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease.


                                  ARTICLE XXII
                              ESTOPPEL CERTIFICATES

         SECTION 22.1. Estoppel Certificates. At any time and from time to time upon not less than ten (10) Business Days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such request, the "Certifying Party") shall furnish to the Requesting Party a certificate signed by an authorized officer of the Certifying Party (or, in the case of the Lessee, a Responsible Officer) certifying that this Master Lease is in full force and effect (or that this Master Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under

                                  Master Lease

this Master Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this Article XXII may be relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                  ARTICLE XXIII
                             ACCEPTANCE OF SURRENDER

         SECTION 23.1. Acceptance of Surrender. No surrender to the Lessor of this Master Lease or of the Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all obligations under the Loan Agreement and termination of the Commitments, the Lenders, and no act by the Lessor or the Lenders or any representative or agent of the Lessor or the Lenders, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXIV
                               NO MERGER OF TITLE

         SECTION 24.1. No Merger of Title. There shall be no merger of this Master Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Master Lease or the leasehold estate created hereby or any interest in this Master Lease or such leasehold estate or (b) the fee or groundleasehold estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person.

                                   ARTICLE XXV
                              INTENT OF THE PARTIES

         SECTION 25.1. Nature of Transaction. (a) It is the intent of the parties hereto that for state, real estate, commercial law, bankruptcy and federal, state and local income tax purposes, and not for financial accounting purposes, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee.

         (b) It is the intent of the parties hereto and the parties hereby agree that (i) the obligations of the Lessee under this Master Lease to pay Basic Rent and Supplemental Rent or Lease Balance in connection with any purchase of the Property pursuant to this Master Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Lenders to the Lessee, and (ii) this Master Lease and the Lease Supplement grant a security interest and mortgage or deed of trust or lien, as the case may be, on the Property to the Lessor to secure the Lessee's performance under and payment of all amounts under this Master Lease and the other Operative Documents, including all amounts advanced by the Participants for the payment of Property Improvement Costs (corresponding to the value of the Property as indicated on the Appraisal of the

                                  Master Lease

Property delivered on the Acquisition Date) under the Participation Agreement and all other amounts payable under the Operative Documents in connection therewith.

         (c) Specifically, without limiting the generality of clause (a), the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by this Master Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or any Lender or any enforcement or collection actions, the transactions evidenced by this Master Lease are loans to the Lessee made by the Lessor and the Lenders (through the Lessor), in each case as unrelated third party lenders to the Lessee, secured by the Lessee Interest. Accordingly, and notwithstanding anything contained herein or in any other Operative Document to the contrary, the Lessee hereby mortgages and warrants and grants a security interest in the Lessee Interest to the Lessor to secure all Loans and Equity Amounts advanced by the Participants for the construction of Improvements on the Land (corresponding to the value of the Improvements as indicated on the Appraisal of the Improvements delivered on the Documentation Date), in the maximum principal amount of Sixty-Five Million Dollars ($65,000,000), maturing on the Maturity Date for the Property, as such maturity date may be extended in accordance with the provisions of this Master Lease or the other Operative Documents, together with interest thereon, and all other amounts payable under the Operative Documents in connection therewith, effective on the date hereof.

         (d) Specifically, but without limiting the generality of clause (a), the Lessor and the Lessee further intend and agree that, for the purpose of securing the Lessee's obligations for the repayment of the above-described loans from the Lessor and the Lenders to the Lessee, (i) this Master Lease and the Lease Supplement(s) are security agreements and financing statements within the meaning of Article 9 of the Uniform Commercial Code and real property mortgages or deeds of trust; (ii) the conveyance provided for in this Article XXV and in the Lease Supplement(s) is a grant by the Lessee to the Lessor of a security interest in all of the Lessee's right, title and interest in and to the Lessee Interest and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Lessee Interest to the Lessor to secure all Loans and Equity Amounts advanced by the Participants for the construction of the Improvements (not to exceed the amount set forth in Section 25.1(c)), together with interest thereon, and all other amounts payable under the Operative Documents in connection therewith); (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-305 of the Uniform Commercial Code; and (iv) to the extent required by the applicable Uniform Commercial Code, notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Master Lease and the other Operative Documents, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Master Lease and the Lease Supplement(s) were

                                  Master Lease

deemed to create security interests in the Improvements in accordance with this Section, such security interests would be perfected security interests of first priority under Applicable Law and will be maintained as such throughout the Term.

         SECTION 25.2. Agreement to Pay Amounts Due With Respect to Recourse Amount. In furtherance of the intent of the parties as set forth in Section 25.1 above and as set forth in Article V of the Participation Agreement, the Lessee hereby absolutely, unconditionally and irrevocably (i) agrees to pay in full when due (after giving effect to any applicable grace period), whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, all amounts owing by the Lessee with respect to the Recourse Amount (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and (ii) indemnifies and holds harmless the Lessor and each Tranche A Lender for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Lessor or such Tranche A Lender in enforcing any rights under this Section 25.2. Notwithstanding anything contained herein to the contrary, any payment by the Lessee in respect of amounts due under this Master Lease, whether paid to the Lessor or paid directly to the Lenders and the Lessor, shall be applied by the Lessor, or deemed applied, as the case may be, to the Loans and Equity Amounts as set forth in Section 5.4 of the Participation Agreement.

                                  ARTICLE XXVI
                                  MISCELLANEOUS

         SECTION 26.1. Survival; Severability; Etc. Anything contained in this Master Lease to the contrary notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration  or earlier  termination  of this  Master  Lease shall  survive  such expiration or earlier termination for a period of one year except as to indemnification which shall continue to survive. If any term or provision of this Master Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Master Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Master Lease, including any right or option described in Article XIV, XV, XVIII or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years less one day after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, and John D. Rockefeller, the founder of the Standard Oil Company (excluding Michael Rockefeller, the son of Nelson Rockefeller, and his descendants, if any), known to be alive on the date of the execution, acknowledgment and delivery of this Master Lease.

         SECTION   26.2.   Amendments   and   Modifications.   Subject   to  the
requirements, restrictions and conditions set forth in the Participation Agreement, neither this Master Lease nor any provision

                                  Master Lease

hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee.

         SECTION 26.3. No Waiver. No failure by the Lessor or the Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Master Lease, and this Master Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

         SECTION 26.4. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of, Section 14.3 of the Participation Agreement.

         SECTION 26.5. Successors and Assigns. All the terms and provisions of this Master Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         SECTION 26.6. Headings and Table of Contents. The headings and table of contents in this Master Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 26.7. Counterparts. This Master Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         SECTION 26.8. GOVERNING LAW. THIS MASTER LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATES ARE LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS MASTER LEASE IS DEEMED TO CONSTITUTE A FINANCING FOR TAX PURPOSES, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE CREATION AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATES ARE LOCATED.

         SECTION 26.9. Original Lease. The single executed original of this Master Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt thereof of THE FUJI BANK LIMITED, SAN FRANCISCO AGENCY, as Agent, on or following the signature page thereof shall be the Original Executed

                                  Master Lease

Counterpart of this Master Lease (the "Original Executed Counterpart"). To the extent that this Master Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Master Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 26.10. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED THEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS MASTER LEASE AND/OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF SUCH PARTIES. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE MASTER LEASE AND EACH SUCH OTHER OPERATIVE DOCUMENT.


                      [The remainder of this page has been
                            intentionally left blank]

                                  Master Lease

         IN WITNESS WHEREOF, the parties have caused this Master Lease be duly executed and delivered as of the date first above written.

                    ELECTRONICS FOR IMAGING, INC., as Lessee

                             By     /s/ Dan Avida
                                ------------------------------------------------
                                Name:   Dan Avida
                                Title:     President and Chief Executive Officer

                                FBTC LEASING CORP., as Lessor

                            By    /s/ Akihiro Hashimoto
                                ------------------------------------------------
                                Name: Akihiro Hashimoto
                                Title:   Treasurer

                                Payment Office:
                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________

                                Attention: _____________________________________

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Master Lease is hereby acknowledged as of the date hereof.

THE FUJI BANK, LIMITED, SAN FRANCISCO AGENCY, as Agent

By           /s/ Keiichi Ozawa
   Name:      Keiichi Ozawa
   Title:     Joint General Manager

                                  Master Lease

STATE OF _________________________________ )
                                           )   ss.:
COUNTY OF ________________________________ )

         The foregoing Master Lease was acknowledged before me, the undersigned Notary Public, in the County of ________________, State of ______________, this _____ day of July, 1997, by _________________, as ____________________ of
ELECTRONICS FOR IMAGING, INC., a ____________ corporation, on behalf of the corporation.



[Notarial Seal]                                      ___________________________
                                                     Notary Public



My commission expires: _____________________

                                  Master Lease

STATE OF ________________________________  )
                                           )   ss.:
COUNTY OF _______________________________  )


         The foregoing Master Lease was acknowledged before me, the undersigned Notary Public, in the County of ________________, State of __________________,
this   ____   day  of   July,   1997,   by   _____________________________,   as
____________________ of FBTC LEASING CORP., a New York corporation, as Lessor.



[Notarial Seal]                                      ___________________________
                                                     Notary Public



My commission expires: ________________________

                                                                      SCHEDULE I


                            Legal Description of Land

                                                 TABLE OF CONTENTS



                                                     ARTICLE I
                                                    DEFINITIONS

SECTION 1.1.          Definitions; Interpretation.................................................................1

                                                     ARTICLE II
                                                    MASTER LEASE

SECTION 2.1.          Acceptance and Lease of Property............................................................2
SECTION 2.2.          Acceptance Procedure........................................................................2
SECTION 2.3.          Lease Term..................................................................................2
SECTION 2.4.          Title.......................................................................................2

                                                    ARTICLE III
                                                  PAYMENT OF RENT

SECTION 3.1.          Rent........................................................................................3
SECTION 3.2.          Payment of Basic Rent.......................................................................3
SECTION 3.3.          Supplemental Rent...........................................................................3
SECTION 3.4.          Method of Payment...........................................................................3

                                                     ARTICLE IV
                                         QUIET ENJOYMENT; RIGHT TO INSPECT

SECTION 4.1.          Quiet Enjoyment.............................................................................4
SECTION 4.2.          Right to Inspect............................................................................4

                                                     ARTICLE V
                                                  NET LEASE, ETC.

SECTION 5.1.          Net Lease...................................................................................4
SECTION 5.2.          No Termination or Abatement.................................................................5
SECTION 5.3.          No Bar......................................................................................5

                                                     ARTICLE VI
                                         SUBLEASES; ASSIGNMENT OF SUBLEASES

SECTION 6.1.          Subletting..................................................................................5
SECTION 6.2.          Assignment of Subleases.....................................................................6

                                                        -i-


                                                    ARTICLE VII
                                               LESSEE ACKNOWLEDGMENTS

SECTION 7.1.          Condition of the Property...................................................................6
SECTION 7.2.          Risk of Loss................................................................................7

                                                    ARTICLE VIII
                                      POSSESSION AND USE OF THE PROPERTY, ETC.

SECTION 8.1.          Utility Charges.............................................................................7
SECTION 8.2.          Possession and Use of the Property..........................................................7
SECTION 8.3.          Compliance with Requirements of Law and Insurance Requirements..............................7
SECTION 8.4.          Assignment by Lessee........................................................................8

                                                     ARTICLE IX
                                           MAINTENANCE AND REPAIR; RETURN

SECTION 9.1.          Maintenance and Repair; Return..............................................................8

                                                     ARTICLE X
                                                MODIFICATIONS, ETC.

SECTION 10.1.         Modifications, Substitutions and Replacements...............................................8
SECTION 10.2.         Consent of the Lessor.......................................................................9

                                                     ARTICLE XI
                                            WARRANT OF TITLE; EASEMENTS

SECTION 11.1.         Warrant of Title............................................................................9
SECTION 11.2.         Lessee's Grants and Releases of Easements; Lessor's Waivers................................10
SECTION 11.3.         Lessor Grant...............................................................................11

                                                    ARTICLE XII
                                                 PERMITTED CONTESTS

SECTION 12.1.         Permitted Contests in Respect of Applicable Law............................................12

                                                    ARTICLE XIII
                                                     INSURANCE

SECTION 13.1.         Public Liability and Workers' Compensation Insurance.......................................13
SECTION 13.2.         Hazard and Other Insurance.................................................................13
SECTION 13.3.         Insurance Coverage.........................................................................13
SECTION 13.4.         Adjustment of Proceeds, etc................................................................14

                                                        -ii-


                                                    ARTICLE XIV
                                  CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

SECTION 14.1.         Casualty and Condemnation..................................................................14
SECTION 14.2.         Environmental Matters......................................................................16
SECTION 14.3.         Notice of Environmental Matters............................................................16

                                                     ARTICLE XV
                                                TERMINATION OF LEASE

SECTION 15.1.         Termination upon Certain Events............................................................17
SECTION 15.2.         Termination Procedures.....................................................................17

                                                    ARTICLE XVI
                                                 EVENTS OF DEFAULT

SECTION 16.1.         Lease Events of Default....................................................................18
SECTION 16.2.         Remedies...................................................................................20
SECTION 16.3.         Waiver of Certain Rights...................................................................23
SECTION 16.4.         Power of Sale and Foreclosure..............................................................23

                                                    ARTICLE XVII
                                         LESSOR'S RIGHT TO CURE; NOTICE OF
                                      RENEWAL, PURCHASE OR REMARKETING OPTION

SECTION 17.1.         The Lessor's Right to Cure the Lessee's Lease Defaults.....................................24
SECTION 17.2.         Renewal, Purchase or Remarketing Notice....................................................25

                                                   ARTICLE XVIII
                                                PURCHASE PROVISIONS

SECTION 18.1.         Purchase Option............................................................................25
SECTION 18.2.         [Intentionally Omitted]....................................................................26
SECTION 18.3.         Acceleration of Property Purchase..........................................................26

                                                    ARTICLE XIX
                                                 RENEWAL PROCEDURES

SECTION 19.1.         Renewal....................................................................................26

                                                     ARTICLE XX
                                                 REMARKETING OPTION

SECTION 20.1.         Option to Remarket.........................................................................27
SECTION 20.2.         Failure to Comply with Remarketing Option..................................................31
SECTION 20.3.         Sales......................................................................................31
SECTION 20.4.         Certain Obligations Continue...............................................................31

                                                       -iii-


                                                    ARTICLE XXI
                                   PROCEDURES RELATING TO PURCHASE OR REMARKETING

SECTION 21.1.         Provisions Relating to Conveyance of the Property Upon Purchase by the
                          Lessee, Remarketing or Certain Other Events............................................31

                                                    ARTICLE XXII
                                               ESTOPPEL CERTIFICATES

SECTION 22.1.         Estoppel Certificates......................................................................33

                                                   ARTICLE XXIII
                                              ACCEPTANCE OF SURRENDER

SECTION 23.1.         Acceptance of Surrender....................................................................33

                                                    ARTICLE XXIV
                                                 NO MERGER OF TITLE

SECTION 24.1.         No Merger of Title.........................................................................33

                                                    ARTICLE XXV
                                               INTENT OF THE PARTIES

SECTION 25.1.         Nature of Transaction......................................................................34
SECTION 25.2.         Agreement to Pay Amounts Due With Respect to Recourse Amount...............................35

                                                    ARTICLE XXVI
                                                   MISCELLANEOUS

SECTION 26.1.         Survival; Severability; Etc................................................................35
SECTION 26.2.         Amendments and Modifications...............................................................36
SECTION 26.3.         No Waiver..................................................................................36
SECTION 26.4.         Notices....................................................................................36
SECTION 26.5.         Successors and Assigns.....................................................................36
SECTION 26.6.         Headings and Table of Contents.............................................................36
SECTION 26.7.         Counterparts...............................................................................36
SECTION 26.8.         GOVERNING LAW..............................................................................36
SECTION 26.9.         Original Lease.............................................................................37
SECTION 26.10.        WAIVER OF JURY TRIAL.......................................................................37

                                    EXHIBITS

EXHIBIT A            --      Form of Lease Supplement

                                    SCHEDULES


SCHEDULE I           --      Description of Land

                                                                       EXHIBIT A

This instrument  prepared by,
recording  requested by,
and when recorded return to:

MAYER, BROWN & PLATT
1675 Broadway
New York, New York  10019
Attention:  Michael Sloyer, Esq.

                           LEASE SUPPLEMENT NO. 1 AND
                      MEMORANDUM OF LEASE AND DEED OF TRUST

                            dated as of July __, 1997

                                      among

                         ELECTRONICS FOR IMAGING, INC.,
                                 as the Lessee,

                               FBTC LEASING CORP.,
                                 as the Lessor,

                                       and

                             Chicago Title Company,
                                   as Trustee


                              Location of Premises:
                               County of San Mateo
                               State of California

         THIS LEASE SUPPLEMENT NO. 1 AND MEMORANDUM OF LEASE AND DEED OF TRUST (this "Memorandum") dated as of July __, 1997, among ELECTRONICS FOR IMAGING, INC., a Delaware corporation, having a principal office at 2855 Campus Drive, San Mateo, California 94403, as the Lessee and as Mortgagor (the "Lessee"), FBTC LEASING CORP., as the Lessor (the "Lessor"), having an address at Two World Trade Center, New York, New York 10048, and Chicago Title Company (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS,  the  Lessee  is the  record  owner of the Land  described  in
Schedule I attached hereto and the Lessor is the owner of all the Improvements and Appurtenant Rights located on such Land as described in Schedule II hereto; and

         WHEREAS, the Lessor wishes to lease the Property to the Lessee and the Lessee wishes to lease the Property from the Lessor;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to enter into this Memorandum, as follows:

         SECTION 1. Certain Terms. Capitalized terms used but not otherwise defined in this Memorandum have the meanings specified in Appendix A to the Master Lease and Open End Mortgages dated as of June 30, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Lease"), between the Lessee and the Lessor; and the rules of interpretation specified in Appendix A to the Lease (as such Appendix A may be amended, supplemented, amended and restated or otherwise modified from time to time) shall apply to this Memorandum.

         SECTION 2. Property. Effective upon the execution and delivery of this Memorandum by the Lessor and the Lessee, the Property shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases the Property to the Lessee for the Term (as defined below) of this Memorandum, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease the Property from the Lessor for the Term.

         SECTION 3. Lease Term. The term of this Memorandum (the "Term") shall consist of an Interim Lease Term (the "Interim Lease Term") and a Base Lease Term (a "Base Lease Term"). The Interim Lease Term of this Master Lease shall commence on (and include) the Acquisition Date and end on (but exclude) the Commitment Termination Date. The Base Lease Term shall commence on (and include) the last day of the Interim Lease Term and end on (but exclude) the Expiration Date, as such Expiration Date may be extended from time to time in accordance with Article XIX of the Master Lease, unless the Term with respect to the Property is earlier terminated in accordance with the provisions of the Lease or the other Operative Documents. For and in consideration of good and valuable consideration paid by the Lessee to the Lessor as described in the Lease, the Lessor hereby grants to the Lessee the right to purchase the Property or to market and sell the Property during the Term of this Memorandum on the terms set forth in the Lease.

         SECTION 4. Ownership of the Property. (a) It is the intent of the parties that: (i) the Lease constitutes an operating lease from Lessor to the Lessee for purposes of the Lessee's financial reporting, (ii) the Lease and other transactions contemplated hereby will result in Lessee being recognized as the owner of the Land and Improvements for Federal and state income tax and bankruptcy purposes, (iii) this Lease Supplement grants to Lessor a Lien on Lessee's right, title and interest in the Improvements (the "Lessee Interest"), and (iv) the obligations of the Lessee to pay Basic Rent and any part of the Lease Balance shall be treated as payments of interest and principal, respectively, for Federal and state income tax and bankruptcy purposes. Lessor shall be deemed to have a valid and binding security interest in and Lien on the Lessee Interest, free and clear of all Liens other than Permitted Liens, as security for the obligations of the Lessee under the Operative Documents (it being understood and agreed that the Lessee does hereby grant a Lien, and convey, transfer, assign, mortgage and warrant to Lessor and its successors, transferees and assigns, the Lessee Interest and any proceeds or products thereof, to have and hold the same as collateral security for the payment and performance of the obligations of the Lessee under the Operative
Documents). Each of the parties hereto agrees that it will not, nor will it permit any Affiliate to at any time, take any action or fail to take any action with respect to the preparation or filing of any income tax return, including an amended income tax return, to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 4.

         (b) The Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee and the Lessor, or any enforcement or collection actions, the transactions evidenced by the Lease are loans made by the Participants as unrelated third party lenders to the Lessee secured by the Lessee Interest (it being understood that the Lessee hereby mortgages, grants, bargains, sells, releases, confirms, conveys, assigns, transfers and sets over to the Lessor, and grants a security interest in, all of Lessee's right, title and interest in and to the Lessee Interest) and a leasehold deed of trust on the Lessee's leasehold estate under the Lease, all to secure such loans, effective on the date hereof, to have and to hold such interests in the Lessee Interest unto the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease and the other Operative Documents shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void.

         As additional security for the Rent, the Lease Balance and all other sums owed to the Lessor by the Lessee under the Lease, the Lessee does hereby grant, bargain, sell, transfer and convey unto the Trustee, its successors in trust and assigns, IN TRUST, WITH POWER OF SALE, the Lessee Interest, including, without limitation, all buildings, structures and other improvements, and all fixtures and other property now or hereafter permanently attached to or affixed to any such buildings, structures or other improvements, and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Lessee Interest, all rents, additional rents, issues, income, revenues, distributions, royalties and profits now or in the future payable in respect of the Lessee Interest, together with all of the right, power and authority of the Lessee to alter, modify or change the terms, conditions and provisions of the Lease and any other lease pertaining to the Lessee Interest, to consent to any request made by a tenant or landlord pursuant thereto, or to surrender, cancel or terminate the same or to accept any surrender, cancellation or termination of the same, together with all of the options, rights, powers and privileges of the Lessee under any lease pertaining to the Lessee Interest, whether heretofore or hereafter existing, including, without limitation, the rights and options to purchase the Property contained in Articles XVIII and XX of the Lease, and all present and future right, title and interest of the Lessee in and to (i) all refunds, tax abatement agreements, rebates, reserves, deferred payments, deposits, cost savings, awards and payments of any kind due from or payable by (a) any Governmental Authority, or (b) any insurance or utility company, in each case under clause (a) or (b) above in respect of the Lessee Interest, and (ii) all refunds, rebates and payments of any kind due from or payable by any Governmental Authority for any taxes, assessments, or governmental or quasi-governmental charges or levies imposed upon the Lessee in respect of the Lessee Interest, and all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Lessee Interest or any construction on the Land to the extent each, by its terms, does not prohibit such assignment, all proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation the proceeds of insurance and condemnation awards in respect of the Property or any portion thereof, all additional estates, rights and interests hereafter acquired by the Lessee in the Lessee Interest, or any portion thereof, together with all proceeds of the conversion, whether voluntary or involuntary, of any of the Lessee Interest into cash or other liquid claims, including without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of any casualty, any exercise of the right of eminent domain or deed in lieu thereof, any injury to the Lessee Interest and any defect in title in the Lessee Interest or other matter insured under any policy of title insurance, together with attorney's fees, costs and disbursements incurred by the Lessor in connection with the collection of such awards, payments and proceeds, and the Lessee further grants to the Lessor, pursuant to the California Uniform Commercial Code (the "UCC"), a security interest in all present and future right, title and interest of the Lessee in and to any portion of the foregoing property for which a security interest may be created under the UCC.

         To have and to hold the same whether now owned or held or hereafter acquired unto the Trustee, its successors-in-trust forever, IN TRUST, WITH POWER OF SALE, to secure to the Lessor the payment of the Rent, the Lease Balance and all other sums owing to the Lessor under the Lease and the performance and observance of the terms, covenants, warranties, conditions, agreements and obligations under the Lease. If the Lessee shall pay all sums due under the Lease when due according to the terms thereof and shall otherwise fully and properly perform and comply with all of the obligations, agreements, terms and conditions of the Lease, then this conveyance shall become null and void.

         In the event of the occurrence of a Lease Event of Default, then the entire unpaid balance of all sums due under the Lease and the interest accrued thereon shall, at the option of the Lessor and with prior written notice, immediately become due and payable for all purposes, whether or not due according to the maturity date or dates thereof; and all other indebtedness, the payment of which is secured hereby, shall likewise become due and payable. The Trustee and the Lessor and each of them are authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Land or any part thereof and to take possession of the Lessee Interest and exercise without interference from the Lessee, any and all rights which the Lessee has with respect to the management, possession, operation, protection or preservation of the

Lessee Interest; provided, however, that the Lessee shall be entitled, up to 90 days after the consummation of any foreclosure proceedings hereunder to enter the Lessee Interest during normal business hours for the purpose of removing its personal property and trade fixtures therefrom at its expense, provided that such personal property and trade fixtures are not Improvements and the Lessee repairs any damage to the Improvements caused by such removal.

                  Upon the occurrence of a Lease Event of Default, the Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law, to cause the Trustee to sell the Lessee Interest by notifying the Trustee of that election and depositing with the Trustee this instrument and receipts and evidence of expenditures made and secured hereby as the Trustee may reasonably require. Upon receipt of any such notice from the Lessor, the Trustee shall cause to be recorded, published and delivered to the Lessee such Notice of Default and Election to Sell as is then required by applicable statutory authority and by this instrument, which notice shall set forth, among other things, the nature of the breach(es) or default(s), the action(s) required to effect a cure thereof and the time period within which that cure may be effected. If no cure is effected within the statutory time limits following recordation of the Notice of Default and Election to Sell and after Notice of Sale has been given as required by the above-referenced statutes, the Trustee may without further notice or demand sell and convey the Lessee Interest in accordance with the above-referenced statutes. The Lessee Interest may be sold at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. The Trustee shall deliver to such purchaser(s) a good and sufficient deed or deeds conveying the Lessee Interest so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any Person, including the Lessee, the Trustee or the Lessor, may purchase at any sale. After deducting all costs, fees and expenses of the Lessor and the Trustee, including costs of evidence of title in connection with any sale, the Lessor shall apply the proceeds of sale, in the following order of priority, to payment of the following (collectively, the "Obligations"): (i) first, all amounts expended by or for the account of the Lessor under the terms hereof and not then repaid, with accrued interest at the Overdue Rate; and (ii) second, all other amounts then due and owing hereunder including, without limitation, all Basic Rent, Supplemental Rent, the full amount of the Lease Balance as of the date of sale as if the Lease had been terminated with respect to the Property then subject to the Lease under Article XVIII of the Lease, and all other amounts then payable by the Lessee under the Lease and the other Operative Documents, with the Lessor having the right to apply the proceeds of sale to the amounts described above in this clause (ii) in such order, proportion and priority as set forth in the Participation Agreement. To the extent permitted by applicable statutes, the Trustee may postpone the sale of all or any portion of the Lessee Interest by public announcement at the time and place of sale, and from time to time thereafter may again postpone that sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed at the last postponement or may, in its discretion, give a new notice of sale. A sale of less than all of the Lessee Interest or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all of the Obligations have been satisfied or the entire Lessee Interest has been sold, without defect or irregularity. No action of the Lessor or the Trustee based upon the provisions contained herein or contained in the applicable statutes, including, without limitation, the giving of the Notice of Default and Election to Sell or the Notice of Sale, shall constitute an election of remedies which would preclude the Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale contained herein. The Lessor shall have the right, with the irrevocable consent of the Lessee hereby given and evidenced by the execution of this instrument, to obtain appointment of a receiver by any court of competent jurisdiction without further notice to the Lessee, which receiver shall be authorized and empowered to enter upon and take possession of the Lessee Interest, including all personal property used upon or in connection with the property herein conveyed comprising Improvements to such real property, to let the Lessee Interest, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of the Lessee Interest to another party ("Property Rents"), and apply the Property Rents after payment of all necessary charges and expenses to reduction of the Obligations in such order, proportion and priority as set forth in the Participation Agreement. At the option of the Lessor, the receiver shall accomplish entry and taking possession of the Lessee Interest by actual entry and possession or by notice to the Lessee. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by the Lessor for the purpose of protecting the value of the Lessee Interest as security for the Obligations. The amounts evidenced by receiver's certificates shall bear interest at the Overdue Rate and may be added to the Obligations if the Lessee or a junior lienholder purchases the Property at the trustee's sale. The Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days' prior written notice to the Lessor. Regardless of whether the Trustee resigns, the Lessor may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if the Lessor, in its sole and absolute discretion, so elects, and if permitted by law, the Lessor may substitute such successor or successors by recording, in the office of the recorder of the county or counties where the Property is located, a document executed by the Lessor and containing the name of the original Lessee and Lessor hereunder, the book and page where this instrument (or a memorandum hereof) is recorded (and/or instrument number, as applicable) and the name of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to the rights, powers and duties hereunder. It is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE THE LESSEE INTEREST AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT.

         If in addition to this Memorandum, the Lessor shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Obligations upon other property in the State in which the Lessee Interest is located (whether or not such property is owned by the Lessor or by others) or then to the fullest extent permitted by law, the Lessor may, in its sole discretion, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Obligations (including the Lessee Interest), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. The Lessee acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Lessor to extend the Advances, and the Lessee expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. The Lessee further agrees that if the Lessor shall be prosecuting one or more foreclosure or other proceedings against a portion of the Lessee Interest or against any collateral other than the Lessee

Interest, which collateral directly or indirectly secures the Obligations, or if the Lessor shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Lessee Interest is located, the Lessor may commence or continue foreclosure proceedings and exercise its other remedies granted in this Memorandum against all or any part of the Lessee Interest and the Lessee waives any objections to the commencement or continuation of a foreclosure of this Memorandum or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Memorandum or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Memorandum nor the exercise of any other rights hereunder nor the recovery of any judgment by the Lessor in any such proceedings shall prejudice, limit or preclude the Lessor's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Lessee Interest is located) which directly or indirectly secures the Obligations, and the Lessee expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Memorandum, and the Lessee also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Memorandum on such basis.

         If the Lessor so elects, the Trustee may sell any personal property covered by this instrument at one or more separate sales in any manner permitted by the UCC. One or more exercises of the powers herein granted shall not extinguish nor exhaust such powers until the entire Lessee Interest is sold or until the entire amounts evidenced and/or secured by the Lease and the Operative Documents is paid in full.

         (c)  Specifically,  but without  limiting the  generality of subsection
(b), the Lessor and the Lessee further intend and agree that, with respect to that portion of the Lessee Interest constituting personal property, for the purpose of securing the Lessee's obligations for the repayment of the above-described obligations to the Lessor, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for hereby shall be deemed to be a grant by the Lessee to the Lessor of a lien and security interest in all of the Lessee's present and future right, title and interest in and to such portion of the Lessee Interest, including but not limited to the Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such obligations, effective on the date hereof, to have and to hold such interests in the Lessee Interest unto the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void; (iii) the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Memorandum, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Lessee Interest in accordance with this Section, such security interest would be deemed to be a perfected security interest with priority over all Liens other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Term.

         SECTION 5. Lessor Grant. (a) The Lessor hereby grants a Lien against all of the Lessor's right, title and interest in and to the Property and all rents, additional rents, issues, income, revenues, distributions, royalties and profits now or in the future payable in respect of the Property to the Lessee to secure (i) the Lessor's obligations hereunder in respect of the due and punctual transfer by the Lessor to the Lessee of all of the Lessor's right, title and interest in and to the Property when required by and in accordance with the Lease, and (ii) if the Lessor shall then be the subject of any bankruptcy, insolvency or similar proceeding, the satisfaction of the Lessee's right to damages and other claims arising out of the rejection of the Lease or unilateral termination of such obligation to transfer to the Lessee all of the Lessor's right, title and interest in and to the Property.

         (b) During the existence of a Lessor Default (as defined below), the Lessee shall have the power and authority, to the extent provided by law, to exercise any or all of the rights and powers and pursue any and all of the remedies provided under the Operative Documents or by Applicable Law in respect of the obligations secured in accordance with clause (a) above (including specific performance of any covenant or agreement contained in the Lease or any other Operative Document, in aid of the execution of any power granted in the Lease or any other Operative Document, or for the enforcement of any other appropriate legal or equitable remedy including judicial foreclosure and/or foreclosure by power of sale), and the Lessee shall have all the rights available to a mortgagor under the laws of the jurisdiction in which the Property is located, including that, upon the occurrence of any Lessor Default,
(i) the Lessee shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Lessor's interest in the Property at the time and place of sale fixed by the Lessee in such notice of sale, either as a whole, or in a separate lots or parcels or items and in such order as the Lessee may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSEE TO TAKE THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSOR UNDER THIS INSTRUMENT, and (ii) the Lessee, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law for the enforcement of any other appropriate legal or equitable remedy. Lessee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. The Lessee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including the Lessee or Lessor, may purchase at such sale. After deducting all costs, fees and expenses of the Lessee, including cost of evidence of title in connection with sale, the Lessee shall apply the proceeds of sale to payment of all sums expended in enforcement of its right hereunder with accrued interest at the amount allowed by law in effect at the date hereof and the remainder to the Person or Persons legally entitled thereof. The following shall constitute a Lessor default ("Lessor Default"): the Lessee shall have been required to purchase all or any portion of Property pursuant to the Lease or have exercised any of its purchase options in the Lease for all or any portion of the Property in accordance with the terms thereof and shall have tendered in full all amounts to be paid by the Lessee in connection therewith and complied with all other requirements under the Lease in connection with such purchase and all of the Lessor's right, title and interest in and to all or any portion of the Property shall not have been transferred to the Lessee in accordance with the Lease, or voluntary or involuntary bankruptcy proceedings with respect to the Lessor or the Lender shall have been commenced or Lessor or Lender shall have become insolvent, or a receiver over Lessor's or Lender's interest in the Property shall have been appointed.

         (c) The Lessee covenants and agrees that it will not assign, transfer, mortgage, pledge, hypothecate, or encumber the Lien created in clause (a). Any such attempted assignment, transfer, mortgage, pledge, hypothecation, or encumbrance shall be null and void.

         SECTION 6. Ratification. The terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Memorandum, the terms of the Lease shall control.

         SECTION 7. GOVERNING LAW. THE LEASE AND THIS MEMORANDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

         SECTION 8. Counterpart Execution. This Memorandum may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         SECTION 9. Future Advances; Revolving Credit. In the event a court of competent jurisdiction rules that this instrument constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties pursuant to
Section 4 hereof, then this instrument will be deemed given to secure not only existing financing, but also future advances made pursuant to or as provided in the Lease, whether such advances are obligatory or to be made at the option of the Lessor, or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no advance made at the time of execution hereof, and although there may be no financing outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such amounts, including all future advances, from the time this instrument is recorded.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Memorandum to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                                  ELECTRONICS FOR IMAGING, INC.,
                                                  as the Lessee



                                                  By:__________________________
                                                      Name:
                                                      Title:


                                                 FBTC LEASING CORP.,
                                                    as the Lessor



                                                  By:__________________________
                                                      Name:
                                                      Title:




                                                 LEASE SUPPLEMENT AND MEMORANDUM
                                                      OF LEASE AND DEED OF TRUST

                           ALL-PURPOSE ACKNOWLEDGMENT

State of _________________________  )
                                    )
County of ________________________  )

On _______________________ before me, _______________________________________,
              Date                                 Notary Public

personally appeared _________________________________________________________,
                                 Name, Title of Officer

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
             Signature of Notary Public


CAPACITY CLAIMED BY SIGNER:                              SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                            ______________________________

[ ]      CORPORATE OFFICER(S)                     ______________________________

         ------------------------------           ______________________________
                    TITLE

         ------------------------------
                    TITLE

[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________

         ______________________________

         ______________________________


-------------------------------
ATTENTION NOTARY: Although the information requested below is optional, it could prevent fraudulent attachment of this certificate to unauthorized document.

THIS CERTIFICATE

Title or Type of Document:

Lease Supplement No. 1 and Memorandum of Lease and Deed of Trust

Date of Document:

June __, 1997

MUST BE ATTACHED TO THE DOCUMENT

Signer(s) Other Than Named Above ___________________________

DESCRIBED AT RIGHT:

                           ALL-PURPOSE ACKNOWLEDGMENT

State of _________________________  )
                                    )
County of ________________________  )

On _______________________ before me, _______________________________________,
              Date                                 Notary Public

personally appeared _________________________________________________________,
                                 Name, Title of Officer

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
             Signature of Notary Public


CAPACITY CLAIMED BY SIGNER:                              SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                            ______________________________

[ ]      CORPORATE OFFICER(S)                     ______________________________

         ------------------------------           ______________________________
                    TITLE

         ------------------------------
                    TITLE

[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________

         ______________________________

         ______________________________


-------------------------------
ATTENTION NOTARY: Although the information requested below is optional, it could prevent fraudulent attachment of this certificate to unauthorized document.

THIS CERTIFICATE

Title or Type of Document:

Lease Supplement No. 1 and Memorandum of Lease and Deed of Trust

Date of Document:

June __, 1997

MUST BE ATTACHED TO THE DOCUMENT

Signer(s) Other Than Named Above ___________________________

DESCRIBED AT RIGHT:

                           ALL-PURPOSE ACKNOWLEDGMENT

State of _________________________  )
                                    )
County of ________________________  )

On _______________________ before me, _______________________________________,
              Date                                 Notary Public

personally appeared _________________________________________________________,
                                 Name, Title of Officer

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
             Signature of Notary Public


CAPACITY CLAIMED BY SIGNER:                              SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                            ______________________________

[ ]      CORPORATE OFFICER(S)                     ______________________________

         ------------------------------           ______________________________
                    TITLE

         ------------------------------
                    TITLE

[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________

         ______________________________

         ______________________________


-------------------------------
ATTENTION NOTARY: Although the information requested below is optional, it could prevent fraudulent attachment of this certificate to unauthorized document.

THIS CERTIFICATE

Title or Type of Document:

Lease Supplement No. 1 and Memorandum of Lease and Deed of Trust

Date of Document:

June __, 1997

MUST BE ATTACHED TO THE DOCUMENT

Signer(s) Other Than Named Above ___________________________

DESCRIBED AT RIGHT:

                                                                      SCHEDULE I
                                                          TO MEMORANDUM OF LEASE


                            Legal Description of Land





                                                 LEASE SUPPLEMENT AND MEMORANDUM
                                                      OF LEASE AND DEED OF TRUST

                                                                     SCHEDULE II
                                                          TO MEMORANDUM OF LEASE


                        Legal Description of Improvements


         [All structures and buildings on the parcel described in
         Schedule I]


                                                 LEASE SUPPLEMENT AND MEMORANDUM
                                                      OF LEASE AND DEED OF TRUST